OTHER INCOME (EXPENSE), NET (FY)	12 Months Ended
Dec. 31, 2019
OTHER INCOME (EXPENSE), NET [Abstract]
OTHER INCOME (EXPENSE), NET
NOTE 17: OTHER INCOME (EXPENSE), NET

(dollars in millions)	2019	2018	2017
Transaction gains	$—	$799	$379
Impairment of equity method investment (Note 16)	(108)	—	—
Other	106	138	196
Total	$(2)	$937	$575

The transaction gain recorded in 2018 relates to our sale of Taylor. The transaction gain recorded in 2017 relates to the sale of our investment in Watsco, Inc.